Destra Investment Trust
 Destra Dividend Total Return Fund
(the “Fund”)

Supplement Dated September 13, 2016

To the Fund’s Prospectus and Statement of Additional Information
Dated February 1, 2016,
as supplemented on February 17, 2016 and February 25, 2016
The following information supplements the Fund’s Prospectus and Statement of Additional Information:
On September 13, 2016, the Fund’s Board of Trustees (the “Board”) approved an interim sub-advisory agreement between the Trust, on behalf of the Fund, Destra Capital Advisors LLC (“Destra”), the Fund’s investment advisor, and Hilton Capital Management, LLC (the “Interim Sub-Advisory Agreement”).  The Board took these actions after receiving notice from Destra and the Fund’s current investment sub-advisor, Miller/Howard Investments, Inc. (“Miller/Howard”), that the parties did not intend to renew the investment sub-advisory agreement following the completion of its term.  Following receipt of this notice, the Board took action to terminate the investment sub-advisory agreement with Miller/Howard with the effect to take place at the close of business on September 30, 2016.  Pursuant to the Board’s approval of the Interim Sub-Advisory Agreement, Hilton Capital Management, LLC (“Hilton”) will replace Miller/Howard as the Fund’s investment sub-advisor on October 1, 2016.
The terms and conditions of the Interim Sub-Advisory Agreement are substantially identical to those of the previous investment sub-advisory agreement with Miller/Howard.  The Interim Sub-Advisory Agreement provides for the same advisory fees as were previously paid under the terms of the previous sub-advisory agreement.
Hilton will manage the Fund to achieve similar results to the Fund’s existing benchmark, the S&P 500 Index.  William J. Garvey, Chief Investment Officer of Hilton, C. Craig O’Neill, Chief Executive Officer and President of Hilton and Alexander D. Oxenham, Senior Portfolio Manager of Hilton, will serve as the Fund’s portfolio managers.
At close of business on September 30, 2016, all references to Miller/Howard as sub-advisor of the Fund in the Summary Prospectus, Prospectus and Statement of Additional Information are deleted and replaced with Hilton.  Hilton, located at 1010 Franklin Avenue, Garden City, New York 11530, is a registered investment advisor.  As the Fund’s sub-advisor, Hilton will make investment decisions for the Fund and also ensure compliance with the Fund’s investment policies and guidelines.  Established in 2001, Hilton provides investment advisory services to private clients and institutions and had approximately $825 million in assets under management as of November 30, 2015.
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Please Keep this Supplement with Your Fund’s Prospectus and Statement of Additional Information for Future Reference